Exhibit 99.1

NEWS

Tech Data Enters into an Amendment to its Definitive Agreement to Be Acquired by Funds Managed

by Affiliates of Apollo Global Management at an Increased Consideration Amount of $145 Per Share

in Cash

CLEARWATER, FL — November 27, 2019 — Tech Data (Nasdaq: TECD) today announced that it has entered into an amendment (the “Amendment”) to its previously announced definitive agreement (the “Original Agreement”) in which Tiger Midco, LLC (“Parent”), an affiliate of funds managed by affiliates of Apollo Global Management (NYSE: APO), will acquire all of the outstanding shares of Tech Data common stock. The Amendment provides that the consideration to be received by holders of Tech Data common stock has been increased to $145 per share in cash from $130 per share in cash, among certain other changes. The Amendment was unanimously approved by the Board of Directors of Tech Data, and the revised purchase price represents an 11.5 percent increase in the price per share of Tech Data’s common stock provided in the Original Agreement. The revised purchase price also represents a 30.2 percent premium to the unaffected closing share price of Tech Data’s common stock ended Oct. 15, 2019, the last trading day prior to published market speculation regarding a potential transaction involving Tech Data. The revised transaction has an enterprise value of approximately $6.0 billion.

Pursuant to the “go-shop” provisions of the Original Agreement, on November 23, 2019, Tech Data received a “Company Takeover Offer” (the “Competing Offer”) from another bidder. On November 24, 2019, the Tech Data Board of Directors unanimously determined, in consultation with its legal and financial advisors, that the Competing Offer constituted a “Company Superior Proposal” as defined in the Original Agreement and notified Parent of its determination. In response, on November 27, 2019, Parent submitted a revised proposal with the terms set forth in the Amendment. After considering Parent’s revised proposal, later in the day on November 27 the Tech Data Board of Directors determined that the Competing Offer no longer constituted a Company Superior Proposal and determined to enter into the Amendment with Parent.

The Tech Data Board of Directors has unanimously approved the Amendment and recommends that Tech Data shareholders vote in favor of the transaction. The transaction is not subject to a financing condition and is expected to close in the first half of calendar year 2020, subject to the satisfaction of customary closing conditions including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, foreign regulatory approvals and approval by the holders of a majority of the outstanding Tech Data shares. Tech Data expects to hold a Special Meeting of Shareholders to consider and vote on the transaction agreement as soon as feasible after the mailing of the proxy statement to shareholders.

Consistent with the Board’s commitment to maximizing shareholder value, the terms of the Original Agreement (as amended by the Amendment) provide that Tech Data will be permitted to continue to actively solicit alternative acquisition proposals from third parties during a “go-shop” period from the date of the Original Agreement until 11:59 p.m., New York City time, on Dec. 9, 2019. There is no guarantee that this process will result in a superior proposal.

Bank of America Securities is serving as financial advisor to Tech Data, and Cleary Gottlieb Steen & Hamilton LLP is acting as legal counsel.

About Tech Data

Tech Data connects the world with the power of technology. Our end-to-end portfolio of products, services and solutions, highly specialized skills, and expertise in next-generation technologies enable channel partners to bring to market the products and solutions the world needs to connect, grow and advance. Tech Data is ranked No. 88 on the Fortune 500® and has been named one of Fortune’s World’s Most Admired Companies for 10 straight years. To find out more, visit www.techdata.com or follow us on Twitter, LinkedIn, Facebook and Instagram.

About Apollo

Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo. Apollo had assets under management of approximately $323 billion as of September 30, 2019 in credit, private equity and real assets funds invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit www.apollo.com.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Such forward-looking statements are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from Tech Data’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Tech Data is unable to predict or control, that may cause Tech Data’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed merger include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed merger, including the failure of Tech Data’s shareholders to approve the proposed merger or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; and the risks, uncertainties, and other factors detailed from time to time in Tech Data’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond Tech Data’s control. Tech Data cautions investors that any forward-looking statements made by Tech Data are not guarantees of future performance. Tech Data disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

Tech Data will file with the SEC and mail to its shareholders a proxy statement in connection with the proposed merger. Tech Data urges its shareholders to read the proxy statement when it becomes available because it will contain important information regarding the proposed merger. You may obtain a free copy of the proxy statement (when available) and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (when available) and other documents filed by Tech Data with the SEC relating to the proposed merger for free by accessing Tech Data’s website at www.techdata.com via the “SEC Filings” page, by clicking on the link for “About”, and then clicking on the link for “Investor Relations” and selecting “Financials”.

Participants in the Solicitation

Tech Data and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Tech Data’s shareholders in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed merger will be included in the proxy statement when it is filed with the SEC. You may find additional information about Tech Data’s directors and executive officers in Tech Data’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 25, 2019. You can obtain free copies of these documents from Tech Data using the contact information above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact Information:

Tech Data Investor Relations:

Arleen Quinones

Corporate Vice President, Investor Relations & Corporate Communications

+1 (727) 532.8866

arleen.quinones@techdata.com

Tech Data Media Relations

Bobby Eagle

Director, External Communications

+1 (727) 538.5864

bobby.eagle@techdata.com

Apollo Global Management:

For investors please contact:

Gary M. Stein

Head of Investor Relations

Apollo Global Management, Inc.

+1 (212) 822-0467

gstein@apollo.com

For media enquiries please contact:

Charles Zehren

Rubenstein Associates, Inc. for Apollo Global Management, Inc.

+1 (212) 843-8590

czehren@rubenstein.com

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